White Mountains Insurance Group, Ltd. 2023 Annual Investor Presentation Exhibit 99.1

1 Forward-Looking Statements Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. The words “could”, “will,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to White Mountains’s: (i) change in book value per share, adjusted book value per share or return on equity; (ii) business strategy; (iii) financial and operating targets or plans; (iv) incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance; (v) projections of revenues, income (or loss), earnings (or loss) per share, EBITDA, adjusted EBITDA, dividends, market share or other financial forecasts of White Mountains or its businesses; (vi) expansion and growth of its business and operations; and (vii) future capital expenditures. These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to its expectations and predictions is subject to risks and uncertainties that could cause actual results to differ materially from expectations, including: (i) the risk factors set forth in our Form 10-K for the year ended December 31, 2022; (ii) claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods, wildfires, tornadoes, tsunamis, severe winter weather, public health crises, terrorist attacks, war and war-like actions, explosions, infrastructure failures, or cyber-attacks; (iii) recorded loss reserves subsequently proving to have been inadequate; (iv) the market value of White Mountains’s investment in MediaAlpha; (v) the trends and uncertainties from the COVID-19 pandemic, including the judicial interpretations on the extent of insurance coverage provided by insurers for COVID-19 pandemic-related claims; (vi) business opportunities (or lack thereof) that may be presented to it and pursued; (vii) actions taken by rating agencies, such as financial strength or credit ratings downgrades or placing ratings on negative watch; (viii) the continued availability of capital and financing; (ix) deterioration of general economic, market or business conditions, including due to outbreaks of contagious disease (including the COVID-19 pandemic) and corresponding mitigation efforts; (x) competitive forces, including the conduct of other insurers; (xi) changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers; and (xii) other factors, most of which are beyond White Mountains’s control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.

2 Notes and Non-GAAP Financial Measures Notes Management has adjusted certain amounts within this presentation. Management believes the adjusted amounts to be useful to management and investors in depicting and evaluating White Mountains's financial condition and performance. The adjusted amounts are noted and described on p. 46 in the Appendices. Non-GAAP Financial Measures Management believes the non-GAAP measures included in this presentation to be useful to management and investors in depicting and evaluating White Mountains's financial condition and performance. The non-GAAP financial measures included in this presentation, and the number of the page on which each measure is first shown, are listed below. • Adjusted Book Value per Share (“ABVPS”) (p. 5) • Growth in ABVPS (p. 5) • ABVPS gain (p. 7) • Total Portfolio (p. 12) • Total Ark Portfolio (p. 13) • Total HG Global Portfolio (p. 13) • Total Parent Portfolio (p. 13) • Ark Fixed Income (p. 14) • Ark Equities and Alternatives (p. 14) • Ark Equity Exposure (p. 14) • HG Global Fixed Income (p. 14) • Parent Fixed Income (p. 14) • Parent Equities and Alternatives (p. 14) • Fixed Income (p. 14) • Equities and Alternatives (p. 14) • Equity Exposure (p. 14) • Total Portfolio Return (p. 15) • Fixed Income Return (p. 15) • Equity and Alternative Return (p. 15) • Owners’ Capital Per Share (p. 17) • Kudu Levered Return (p. 31) • Kudu Annualized Adjusted EBITDA (p. 32) Please see p. 47-57 in the Appendices for a reconciliation of each non-GAAP measure to its most closely comparable GAAP financial measure. Electronic Copy of Presentation An electronic copy of this presentation is available on our website: www.whitemountains.com

Introductions

2022 Year in Review

5 2022 Year in Review  One of strongest years in WTM history – ABVPS up 26% to $1,495 – MVPS including dividends up 40% to $1,414  Key drivers: – Sale of NSM – Good results from our operating businesses – Investments: negative absolute returns; excellent relative returns – Decline in MAX share price – Capital management

6 Returns in Context YTD June 2, Book value returns 2022 1Q23 Market value returns 2022 2023 WTM ABVPS 25.7% 4.8% WTM 39.6% 1.1% Dowling & Partners Composite TVC [1] -13.5% n/a Dowling & Partners Composite [2] 1.8% n/a S&P 500 -18.1% 12.4% S&P P&C Insurance Total Return 18.9% -6.6%

7 NSM Ownership Recap  Specialty P&C insurance MGA  Acquired in May 2018 for enterprise value of $388 million  Invested in organic growth of core business  Supported six bolt-on acquisitions with $225 million of incremental WTM equity capital  Closed all-cash sale to Carlyle on August 1, 2022 – Enterprise value of $1.775 billion – $1.4 billion of net proceeds to WTM – ABVPS gain of ~$300 – MOIC of 2.7x; IRR of 31%

8 Post-NSM Capital Management Undeployed Capital

9 $2.1 $2.5 $0.7 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 1Q17 2017 2018 2019 2020 2021 2022 1Q23 $ in b ill io ns Capital distributions, cumulative New capital deployments, cumulative Undeployed capital Distributions, Deployments and Undeployed Capital [4][3]

Financial Position & Investment Results

11 Financial Position  Total capital of $4.8 billion, principally in shareholders’ equity – No financial leverage at parent – Prudent financial leverage at opcos: HG Global, Ark and Kudu – Consolidated debt to total capital of 12%  Undeployed capital of $0.7 billion, or 15% of total capital

12 Investments: Philosophy and Approach  Invest for total return  $3.6 billion Total Portfolio [5] at 1Q23 – $2.5 billion of policyholder funds (Ark and HG Global) – $1.2 billion of shareholder funds  Policyholder funds invested conservatively; shareholder funds invested more aggressively  Our portfolio tends to have (i) shorter duration and (ii) higher equity exposure  Parent investment decisions take into account capital position and corporate needs

13 Investments: Mandates Total Portfolio [5] Mandate 1Q23 Objectives Current position Ark $1.9 billion ▪ Meet insurance obligations ▪ Fixed income ▪ Manage for total return ▪ Equities and alternatives HG Global $0.6 billion ▪ Preserve claims paying resources ▪ Fixed income Parent $1.2 billion ▪ Safeguard known capital commitments ▪ Fixed income ▪ Manage for total return ▪ Equities and alternatives

14 Investments: Composition ($ in millions) Ark HG Global Parent Consolidated Fixed Income [5] 1,520$ 552$ 658$ 2,730$ Equities and Alternatives [5] 384 - 534 918 Total Portfolio [5] 1,904$ 552$ 1,192$ 3,648$ Fixed income duration (years) 1.0 4.0 1.9 1.9 Fixed income credit quality A+ AA- AA- A+ Equities and Alternatives / Total Portfolio 20% 0% 45% 25% Equity Exposure [6] 39% 0% n/a 42% As of March 31, 2023

15 Investments: Performance [7] 2021 to Year ended 1Q23 2021 2022 1Q23 Annualized Total Portfolio Return 2.3% -2.1% 2.5% 1.2% 10YT + 150 bps -2.2% -14.8% 4.1% -6.1% Conventional Wisdom Benchmark [8] 2.6% -13.6% 3.6% -3.7% Fixed Income Return -0.4% -4.0% 2.0% -1.1% BBG Intermediate U.S. Aggregate Index -1.3% -9.5% 2.4% -3.9% Equity and Alternative Return 25.3% 7.9% 4.1% 16.4% S&P 500 Index 28.7% -18.1% 7.5% 5.7%

Operating Businesses

17 Owners’ Capital Per Share at the End of 1Q23 [9] Total: $1,567 ABVPS HG Global $316 Ark $286 WM Outrigger $83 Kudu $261 MediaAlpha $100 PC/DS $55 Elementum $16 Other operating businesses $59 Strategic investments & other $108 Undeployed capital $283

18 Key Operating Businesses Company Initial investment year WTM ownership [10] Management ownership [10] ABV [9] ($ in millions) Per share [9] ($) 2012 97% 3% $804 $316 2021 63% 37% 726/937 286/369 2018 76% 16% 664 261 2014 24% 28% 254 100 2015 54% 46% 140 55 2019 27% 73% 40 16 [11] WM Outrigger

19 HG Global / BAM: Overview  Financial guarantor that insures essential public purpose municipal bonds  BAM is a mutual company owned by its municipality policyholders  HG Global is a stock company owned by WTM; provides first-loss reinsurance to BAM  WTM economics come in two forms: – BAM surplus notes payments – HG Re reinsurance profits  In 2022, HG Global: – Closed investment grade debt facility – Paid $116 million dividend to WTM

20 HG Global / BAM: Recent Results  Record year in 2022 – Gross written premiums and MSC of $147 million (up 24% YOY) – Par insured of $16 billion (down 8% YOY); total pricing increased to 0.91% (up 36% YOY) – 28% of insured par carried underlying ratings of AA- or better  Cash payment on surplus notes of $36 million  Investors utilizing insurance as portfolio management tool  Solid 1Q23 results – Gross written premiums and MSC of $21 million (down 3% YOY) – Par insured of $2.9 billion (down 16% YOY); pricing at 0.73% (up 16% YOY) – Continued robust secondary market activity

21 HG Global / BAM: Market Environment ($ in billions) 2020 2021 2022 1Q23 Total new municipal bond issuance 459$ 458$ 360$ 75$ Insured penetration, overall 8% 8% 8% 8% Insured penetration, target market 27% 27% 26% 41% BAM market share (transactions) 56% 53% 56% 53% 10YT (period end) 0.93% 1.52% 3.88% 3.48% AA-A credit spread (average) 14 bps 11 bps 13 bps 8 bps

22 HG Global / BAM: Financial Snapshot Year ended ($ in millions, except where stated) 2020 2021 2022 1Q23 Par insured ($ in billions) 17.3$ 17.5$ 16.0$ 2.9$ Pricing 76 bps 67 bps 91 bps 73 bps Primary + surety 59 bps 57 bps 69 bps 52 bps Secondary and assumed reinsurance 197 bps 155 bps 163 bps 137 bps S&P RAP 4.3% 4.1% 4.1% 3.6% Gross premiums and MSC 131$ 118$ 147$ 21$ Primary + surety 91 88 84 11 Secondary and assumed reinsurance 41 30 63 10 Claims paying resources 987$ 1,192$ 1,423$ 1,433$

23 Ark / WM Outrigger: Overview  Specialized P&C (re)insurance business  Founded in 2007 by Ian Beaton and Nick Bonnar  Writes five major lines of business: property, specialty, marine & energy, casualty and A&H  Business written via: – Lloyd’s Syndicates 4020 and 3902 – Bermuda-based reinsurer Group Ark Insurance Ltd.  Top-quartile underwriter at Lloyd’s  Outrigger Re is a new sidecar to Ark’s Bermuda global property cat XOL reinsurance book

24 Ark: Relative Performance at Lloyd’s 2013-2022 Profitability and Volatility [12] Less Profitable More Profitable L es s V ol at ile M or e V ol at ile ERS 218 Arch 1955 Antares 1274 CNA Hardy 382 RenRe 1458 Canopius 4444 Brit 2987 Argenta 2121 Liberty 4472 TMK 510 Hamilton 4000 Chaucer 1084 HCC 4141 QBE 386 Ascot 1414 Newline 1218 Atrium 609 Aegis 1225 Munich Re 457 Arch 2012 Beazley 623 Beazley 2623 QBE 2999 Talbot 1183 ARK 4020 Chubb 2488 Markel 3000 Scor 2015 Navigators 1221 Apollo 1969MS Amlin 2001 AXA XL 2003 Hiscox 3624 Westfield 1200 Travelers 5000Aspen 4711Sirius 1945 Inigo 1301 Beat 4242 Nephila 2357 Allied W. 2232 WR Berkley 1967 Cin. Glob. 318 Beazley 3623 Lancs 2010 Ariel Re 1910 Faraday 435 Hiscox 33 MAP 2791

25 Ark: Recent Results  Strong results in 2022 – Combined ratio of 82% – Gross written premiums of $1.5 billion, up 37% YOY  Continued momentum in 1Q23 – Combined ratio of 94% – Gross written premiums of $809 million (up 28% YOY including Outrigger Re) – Blended risk-adjusted rate change of +14% – Strongest rating environment since Ark’s inception

26 $598 $1,059 $1,452 $1,628 98% 87% 82% 81% 50% 60% 70% 80% 90% 100% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2020 2021 2022 1Q23 TTM Com bined Ratio G ro ss W rit te n Pr em iu m s ( $ in m ill io ns ) Property Specialty Marine & Energy A&H Casualty Combined Ratio Ark: Financial Snapshot [13]

27 Ark: Market Environment  Elevated cat activity; war in Ukraine  Market withdrawals and retrenchments – Carriers scaling back appetite – ILS notional capital outstanding has plateaued; trapped collateral  Financial market volatility Constrained Supply Increased Demand  Inflationary pressures  economic and social  Shifting risk tolerance – Primary insurers: more cover to maintain similar risk tolerances – Climate change concerns ~$50bn+ potential supply/demand imbalance driving multi-decade high pricing and terms & conditions

28 Ark: Market Outlook  Property reinsurance: 30%  Property insurance: 20%  Marine & specialty: 5-20%  Casualty and A&H: 0-10% Rate Change  Perils  Attachments  Pillars  Terms & conditions  Underlying inflation(s) Conditions & Considerations  Pricing vs. profitability  Catastrophe losses  Portfolio shape & balance  Insurance, reinsurance, retrocession Portfolio Profitability

29 WM Outrigger  Leaning into hard market for property reinsurance; supportive of Ark team  WTM led investor group in capitalizing Outrigger Re in advance of 1/1/23 renewals – $205 million of WTM capital; $45 million of third-party capital – Covers Ark’s Bermuda global property cat XOL portfolio written in calendar year 2023 – Renewable upon mutual agreement  Attractive pricing and terms on 1/1 and 4/1 placements

30 Kudu: Overview [14]  Provides capital solutions and advisory services to boutique asset and wealth managers – Generational ownership transfers – Management buyouts – Acquisition and growth finance – Legacy partner liquidity  Deals typically structured as revenue shares: healthy running cash yield plus an equity kicker  Total gross deployed capital of $744 million inception to date  Robust deal pipeline; WTM committed $150 million of new equity capital in 2023

31 Kudu: Recent Results  Solid 2022 results – Portfolio value up 8%, including impact of sales – GAAP ROE of 12% – Levered Return of 8%  Deployed $100 million, primarily into three new deals (Gramercy, GenTrust and Escalate)  Three value-adding sales (Versus, Sequoia and TIG) – Aggregate MOIC of 2.4x; IRR of 28%  Solid start to 2023 – TTM 1Q23 GAAP ROE of 13% – Levered Return down slightly

32 7% 8% 11% 8% 7% 6% 7% 20% 12% 13% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% $- $200 $400 $600 $800 $1,000 $1,200 2019 2020 2021 2022 1Q23 Return To ta l N et C ap ita l [1 5] ($ in m ill io ns ) Equity capital drawn, net Debt capital drawn, net Retained earnings Dry powder Levered Return GAAP ROE Kudu: Financial Snapshot $21 Annualized Adjusted EBITDA [16]: $29 $48 $39 $37

33 MediaAlpha: Overview  Online customer acquisition technology company (NYSE: MAX)  Industry-leading marketplaces for real-time transactions in clicks, calls and leads  Multiple verticals, including P&C, health and life insurance  Fee-based economic model: take percentage on all marketplace transactions

34 MediaAlpha: Recent Results  Tough 2022 – Extreme cycle for personal auto insurers  pullback in ad spend – MAX share price declined  unrealized m-t-m loss of $93 million for WTM  Volatile 2023 – Personal auto cycle yet to turn  pricing continues to chase loss costs – MAX share price increased to $16, then fell to $5  Launched public tender offer for MAX shares on May 27  Reminder: – MAX has produced an 8.9x MOIC for WTM, in cash – We hold 16.9 million shares of continuing upside – Longer term, the secular shift to digital advertising is the stronger force at work

35 $38 $101 $150 $175 $219 $396 $560 $816 $1,019 $738 $692 $1 $6 $7 $7 $11 $32 $43 $58 $58 $23 $23 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $60 $65 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 TTM A djusted E BITD A ($ in m illions)Tr an sa ct io n V alu e ($ in m ill io ns ) Transaction Value - p&c Transaction Value - health & life Transaction Value - other Adjusted EBITDA MediaAlpha: Financial Snapshot [17]

36 PassportCard / DavidShield: Overview  Offers travel and expat medical insurance  Delivers coverage and services in 200+ territories around the world  Real-time, paperless insurance solution, delivered via debit card  Superior customer experience, premium pricing and high reactivation rates  Originally launched in Israel; select international expansion  Economic model is commission-based (base and profit); no net risk retention

37 PassportCard / DavidShield: Recent Results [18]  Record year in 2022 – Core premiums of $212 million (up 96% YOY) ● Travel premiums of $145 million (up 167% YOY) ● Expat medical premiums of $67 million (up 25% YOY) – Core EBITDA of $23 million (up 68% YOY)  Strong 1Q23 results and bullish FY23 outlook – TTM core premiums of $221 million (up 63% YOY) – TTM core EBITDA of $32 million (up 165% YOY)  International growth initiatives regaining momentum

PassportCard / DavidShield: Financial Snapshot [18]



Controlled Premiums ($ in millions)
$280
$240
$200
$160
$120
$80
$40
$0
Core EBITDA ($ in millions)
$40
$35
$30
$25
$20
$15
$10
$5
$0
$55
$6
2015
$79
$6
2016
$107
$10
2017
$132
$16
2018
$154
$17
2019
$75
$2
2020
$125
$14
2021
$232
$23
2022
$238
$32
1Q23 TTM
Core - IPMI
Core - Leisure Travel
Fee Revenues
Core EBITDA

38

39 Elementum: Overview  Among the largest independent managers of insurance-linked securities (ILS)  Manages portfolios of nat cat risk on behalf of institutional investors  Accesses risk via a range of instruments: cat bonds, collateralized reinsurance, primary insurance  Delivers a range of risk/return and liquidity profiles  Fee-based business (management fees and performance fees)  WTM owns a 27% minority stake in the management company (main event)  In addition, WTM has $125 million invested in Elementum funds

40 Elementum: Recent Results  Tough year in 2022 for Elementum and broader ILS market – AUM decreased 13% to $3.7 billion – Adjusted EBITDA decreased 31% to $9 million – WTM received $2.9 million of cash dividends – Fund returns to WTM of -4.6%  Solid start to 2023 – AUM steady at $3.7 billion – TTM Adjusted EBITDA down 17% QOQ to $7 million – Fund returns to WTM of +5.1% (thru April)  Current conditions for ILS investing are highly attractive

What to Expect

42 What to Expect from Us  More of the same  Focused on growing per share values over long periods of time  Not focused on near-term GAAP results  Adhering to our core operating principles: – Underwriting comes first – Maintain a disciplined balance sheet – Invest for total return – Think like owners  Deploying/distributing capital patiently and intelligently

43 Wise Words… 1-year 5-year 10-year 20-year Since WTM IPO (1985) WTM - ABVPS 30.2% 11.7% 10.1% 9.8% 13.5% WTM - MVPS 21.3% 11.0% 9.4% 7.7% 11.9% S&P 500 -7.7% 11.2% 12.2% 10.4% 10.9% S&P P&C Insurance Total Return [19] 0.4% 11.6% 14.0% 10.5% 9.9% Return periods ended March 31, 2023

44 Track Record $20 $75 $280 $1,050 Year 1990 1995 2000 2005 2010 2015 2020 Adjusted Book Value Per Share * Market Value Per Share * Growth since IPO: Adjusted Book Value Per Share 13% annualized, including dividends Market Value Per Share 12% annualized, including dividends Black Monday Financial Market Collapse * as of 6/2/23 Fireman’s Fund Corp. IPO $25.75 Sale of Fireman’s Fund Insurance Sirius America Acquisition OneBeacon Acquisition OneBeacon IPO Symetra IPO Sale of Esurance & AFI Sales of OneBeacon, Sirius Group, Symetra & Tranzact $1,567* $1,429* White River Spin-off Re- domestication to Bermuda Esurance Acquisition Sirius International Acquisition Symetra Investment Answer Financial (AFI) Acquisition Build America Mutual (BAM) Launch * as of 3/31/23 Kudu and NSM Acquisitions Ark Acquisition & MAX IPO Sale of NSM

Appendices 1. Notes (p. 46) 2. Non-GAAP Financial Measures (p. 47)

46 Notes 1. Average total value creation (tangible book value plus dividends) for 47 publicly-traded underwriters reported by Dowling & Partners. 2. Average performance for 55 publicly traded underwriters and brokers reported by Dowling & Partners. 3. 1Q17 undeployed capital amount is adjusted to reflect the OneBeacon transaction as if it had closed on 3/31/17. 4. 2020 deployments include unfunded commitments of $298 million at 12/31/20, including WTM’s remaining equity commitment to Ark of $200 million, which was terminated in connection with Ark’s issuance of $163 million of unsecured subordinated debt in 3Q21. 5. Investment classifications are shown on a non-GAAP basis and reflect various adjustments and management reclasses as shown on pages 50 to 53. 6. Equity Exposure is calculated using shareholders equity as the denominator for Ark and HG Global and adjusted shareholders equity for consolidated WTM as reconciled on pages 51 and 54 in the Appendices. 7. Investment performance is shown on a non-GAAP basis as reconciled on page 55 in the Appendices. 8. The Conventional Wisdom Benchmark is comprised of 85% of the BBG U.S. Aggregate Index return and 15% of the S&P 500 return. 9. Amounts reflect all unfunded commitments as if they were fully funded at 3/31/23. 10. Ownership is presented on a fully-diluted, fully-converted basis with the exception of HG Global (preferred stock ownership is presented). 11. Ark ABV and ABVPS amounts are shown with and without WTM’s investment in WM Outrigger. 12. Analysis measures (i) profitability using average combined ratios for the 2013-2022 period as weighted by annual GWP and (ii) volatility using weighted standard deviations of annual combined ratios reported for the 2013-2022 period. Criteria for inclusion are ten years of trading with more than GBP 100 million of gross written premiums in at least five of those years. Life syndicates, RITC syndicates and SPAs are excluded. Source: Insurance Insider (used with permission). 13. Presented on a UK GAAP basis after third party capital, as 2020 predates WTM’s ownership of Ark. 14. Kudu dry powder and total deployed capital reflect 1H23 activities, including WTM’s incremental $150 million commitment to Kudu. 15. Kudu total net capital reflects (i) equity capital net of distributions, (ii) debt capital, net of repayments, and (iii) retained earnings. 16. Kudu Annualized Adjusted EBITDA (i) includes estimated revenues for newly acquired participation contracts and (ii) excludes revenues from contracts sold. 17. MediaAlpha’s 2022 financials are pro forma adjusted for its acquisition of Pocket your Dollars. 18. PassportCard/DavidShield core EBITDA and core expat premiums include PassportCard Germany beginning in 2022. 19. The inception date of the S&P P&C Insurance Total Return Index was 9/11/89.

47 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP book value per share ("BVPS") to ABVPS and growth in ABVPS ($ millions, except per share amounts; shares in thousands) 2020 2021 2022 1Q23 Numerator WTM's common shareholders' equity (GAAP BVPS numerator) 3,906$ 3,548$ 3,747$ 3,902$ 97% of the time value of money discount on BAM surplus notes (143) (126) (95) (93) 97% of HG Global's unearned premium reserve 190 215 242 243 97% of HG Global's net deferred acquisition costs (52) (61) (69) (69) Adjusted Common Shareholders' Equity (ABVPS numerator) 3,901$ 3,576$ 3,825$ 3,983$ Denominator Common shares outstanding (GAAP BVPS denominator) 3,102 3,018 2,572 2,564 Less: unearned restricted common shares (15) (14) (14) (22) Adjusted Common Shares Outstanding (ABVPS denominator) 3,087 3,004 2,558 2,542 GAAP book value per share 1,259$ 1,176$ 1,457$ 1,522$ Adjusted book value per share 1,264$ 1,190$ 1,495$ 1,567$ Growth in GAAP BVPS, including dividends [a] 23.1% -6.5% 24.0% 4.5% Growth in ABVPS, including dividends [a] 24.2% -5.7% 25.7% 4.8% [a] White Mountains declared $1.00 per share dividend in the first quarter of each period shown

48 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Comparison of GAAP BVPS returns to ABVPS returns 1-year 5-year 10-year 20-year Since WTM IPO (1985) WTM - BVPS 28.7% 10.8% 9.7% 9.7% 13.4% WTM - ABVPS 30.2% 11.7% 10.1% 9.8% 13.5% Return periods ended March 31, 2023

49 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Comparison of NSM sale GAAP BVPS gain to ABVPS gain ($ millions, except per share amounts; shares in thousands) 8/1/2022 Numerator NSM sale gain 876$ Denominator Common shares outstanding (GAAP BVPS gain denominator) 2,911 Less: unearned restricted common shares (20) Adjusted Common Shares Outstanding (ABVPS gain denominator) 2,891 GAAP BVPS gain 301$ ABVPS gain 303$

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP fixed maturity and short-term investments to Fixed Income and GAAP common equity securities, investment in MediaAlpha and other long-term investments to Equities and Alternatives (Total Portfolio equals the sum of Fixed Income and Equities and Alternatives)

($ millions)		1Q23
GAAP fixed maturity and short-term investments	$	2,840
Remove: BAM fixed maturity and short term investments		(442)
Remove: WM Outrigger fixed maturity and short term investments		(206)
Add: accrued income & net open payables/receivables		12
Add: certain other assets		52
Reclass: certain other long-term investments		350
Reclass: ILS		124
Fixed Income	**$**	**2,730**
GAAP common equity securities, investment in MediaAlpha and other long-term investments	$	2,595
Remove: Kudu participation contracts		(683)
Remove: MediaAlpha		(254)
Remove: PassportCard / DavidShield		(140)
Remove: Elementum		(30)
Remove: Unconsolidated other operating businesses		(95)
Reclass: certain other long-term investments		(350)
Reclass: ILS		(124)
All other		(1)
Equities and Alternatives	**$**	**918**
Total Portfolio	**$**	**3,648**

50

51 Non-GAAP Financial Measures Ark Reconciliation of (i) Ark's GAAP fixed maturity and short-term investments to Ark Fixed Income (ii) Ark's GAAP common equity securities and other long-term investments to Ark Equities and Alternatives and (iii) Ark Equity Exposure (Total Ark Portfolio equals the sum of Ark Fixed Income and Ark Equities and Alternatives) ($ millions) 1Q23 GAAP fixed maturity and short-term investments 1,113$ Add: accrued income & net open payables/receivables 5 Add: certain other assets 52 Reclass: certain other long-term investments 350 Ark Fixed Income 1,520$ GAAP common equity securities and other long-term investments [a] 734$ Reclass: certain other long-term investments (350) Ark Equities and Alternatives [b] 384$ Total Ark Portfolio 1,904$ Ark shareholders equity [c] 978$ GAAP common equity securities and other long-term investments exposure [a/c] 75% Ark Equity Exposure [b/c] 39%

52 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of HG Global's GAAP fixed maturity and short-term investments to HG Global Fixed Income (Total HG Global Portfolio equals HG Global Fixed Income) ($ millions) 1Q23 HG Global GAAP fixed maturity and short-term investments 549$ Add: accrued income 3 HG Global Fixed Income 552$

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of Other Operations GAAP fixed maturity and short-term investments to Parent Fixed Income and Other Operations GAAP common equity securities, investment in MediaAlpha and other long-term investments to Parent Equities and Alternatives (Total Parent Portfolio equals the sum of Parent Fixed Income and Parent Equities and Alternatives)

($ millions)		1Q23
GAAP fixed maturity and short-term investments	$	531
Add: accrued income & net open payables/receivables		4
Reclass: ILS		124
Parent Fixed Income	**$**	**658**
GAAP common equity securities, investment in MediaAlpha and other long-term investments	$	1,177
Remove: MediaAlpha		(254)
Remove: PassportCard / DavidShield		(140)
Remove: Elementum		(30)
Remove: Unconsolidated other operating businesses		(95)
Reclass: ILS		(124)
All other		(1)
Parent Equities and Alternatives	**$**	**534**
Total Parent Portfolio	**$**	**1,192**

53

54 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP common equity securities, investment in MediaAlpha and other long term investments to Equities and Alternatives and Equity Exposure ($ millions) 1Q23 Numerator GAAP common equity securities, investment in MediaAlpha and other long-term investments [a] 2,595$ Remove: Kudu participation contracts (683) Remove: MediaAlpha (254) Remove: PassportCard / DavidShield (140) Remove: Elementum (30) Remove: Unconsolidated other operating businesses (95) Reclass: certain other long-term investments (350) Reclass: ILS (124) All other (1) Equities and Alternatives 918 Add: WTM ownership of Kudu participation contracts 609 Add: MediaAlpha 254 Equity Exposure numerator [b] 1,781$ Denominator WTM's common shareholders' equity [c] 3,902$ Non-controlling interest in Ark 251 97% of the time value of money discount on BAM surplus notes (93) 97% of HG Global's unearned premium reserve 243 97% of HG Global's net deferred acquisition costs (69) Adjusted Shareholders' Equity [d] 4,234$ GAAP common equity securities, investment in MediaAlpha and other long-term investments exposure [a/c] 66% Equity Exposure [b/d] 42%

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP investment returns to Total Portfolio Return, Fixed Income Return and Equity and Alternative Return

(returns in USD)	2021	2022	1Q23
GAAP total return on investment portfolio	-3.4%	-1.6%	4.5%
Adjusting items			
Remove MediaAlpha	10.2%	1.9%	-1.5%
Remove Kudu participation contracts	-3.5%	-2.9%	-0.5%
Remove BAM invested assets	0.3%	0.9%	0.0%
Remove WM Outrigger invested assets	0.0%	0.0%	-0.1%
Remove PassportCard/DavidShield, Elementum and unconsolidated other operating businesses	-1.0%	-0.4%	0.0%
All other	-0.3%	0.0%	0.1%
Total Portfolio Return	**2.3%**	**-2.1%**	**2.5%**
GAAP fixed maturity and short-term investment return	-0.4%	-4.8%	1.9%
Adjusting items			
Remove BAM invested assets	-0.1%	0.6%	-0.1%
Remove WM Outrigger invested assets	0.0%	0.0%	0.1%
Reclass ILS & other fixed income	0.1%	0.2%	0.1%
Fixed Income Return	**-0.4%**	**-4.0%**	**2.0%**
GAAP common equity securities and other long-term investments return	-7.1%	2.3%	7.6%
Adjusting items			
Remove MediaAlpha	41.9%	5.8%	-3.2%
Remove Kudu participation contracts	-2.7%	-5.0%	-0.9%
Remove PassportCard/DavidShield, Elementum and unconsolidated other operating businesses	-3.8%	-0.1%	0.2%
Reclass ILS & other fixed income	-3.0%	4.9%	0.4%
Equity and Alternative Return	**25.3%**	**7.9%**	**4.1%**

55

56 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP BV and GAAP BVPS allocation of capital to ABV and ABVPS allocation of capital ($ millions, except per share amounts) 1Q23 Actual 1Q23 Owners' Capital Per Share GAAP Book Value Reclass UDC & Commitments Adjustments Adjusted Book Value GAAP Book Value Per Share Adjusted Book Value Per Share HG Global 724$ -$ 80$ 804$ [a] $ 282 316$ Ark 726 - - 726 283 286 WM Outrigger 210 - - 210 82 83 Kudu 440 224 - 664 [b] 172 261 MediaAlpha 254 - - 254 99 100 PassportCard / DavidShield 140 - - 140 55 55 Elementum 30 10 - 40 [b] 12 16 Other operating businesses 149 - - 149 58 59 Strategic investments 127 86 - 214 [b] 50 84 Other net assets 1,101 (1,040) - 61 [b] 429 24 Undeployed capital (UDC) - 720 - 720 - 283 Total 3,902$ -$ 80$ 3,983$ 1,522$ 1,567$ [a] Adjusted book value is adjusted for (i) time value of money discount on BAM surplus notes and (ii) HG Global's unearned premium reserve and deferred acquisition costs [b] Adjusted book value includes unfunded commitments

57 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliations of Kudu GAAP net income to Kudu Annualized Adjusted EBITDA and return on equity to Levered Return Trailing Twelve Months Ended ($ millions) 4Q20 4Q21 4Q22 1Q23 GAAP net income (loss) [a] 21$ 78$ 62$ 67$ Add back: Interest expense 6 12 15 17 Income tax expense (benefit) 7 30 27 28 Amortization of other intangible assets - 0 0 0 EBITDA 34 120 104 112 Exclude: Net realized and unrealized (gains) losses (16) (90) (64) (71) Non-cash equity-based compensation expense - 1 0 0 Transaction expenses 4 2 2 2 Adjusted EBITDA 22 33 42 43 Adjust for participation contract transactions: Add annualized / forecasted revenues from acquisitions 7 18 3 5 Remove partial year revenues exits - (2) (6) (11) Kudu Annualized Adjusted EBITDA 29 48 39 37 Remove: Interest expense (6) (12) (15) (17) Levered Annualized Adjusted EBTDA [b] 23$ 36$ 24$ 20$ Average GAAP equity [c] 284$ 400$ 509$ 504$ Return on equity [a/c] 7% 20% 12% 13% Equity capital drawn, net [d] 299$ 346$ 304$ 279$ Kudu Levered Return [b/d] 8% 11% 8% 7% Note: TTM periods that precede 1Q20 cannot be reconciled to GAAP as Kudu was not consolidated in White Mountains's results until 2Q19